SUPPLEMENT DATED MARCH 11, 2024 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED SEPTEMBER 1, 2023, as supplemented,
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN INDEX, INVESTMENT OBJECTIVE
AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck China Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on March 6, 2024, the Board of Trustees of the Trust considered and approved: (i) changing the Fund’s benchmark index from the ChinaBond China High Quality Bond Index to the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index; (ii) changing the Fund’s investment objective; and (iii) changing the Fund’s principal investment strategy.

The Board of Trustees of the Trust has approved a change to the Fund’s investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the ChinaBond China High Quality Bond Index. Accordingly, after the close of trading on the NYSE Arca, Inc. on May 31, 2024 (the “Effective Date”), the Fund will seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index (the “Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.

In connection with this change, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.

Effective on the Effective Date, all references in the Fund’s Summary Prospectus, Prospectus and the current SAI to the “ChinaBond China High Quality Bond Index” will be deleted and replaced with the “FTSE Chinese Broad Bond 0-10 Years Diversified Select Index.”

In connection with the change to the Fund’s benchmark index, investment objective and principal investment strategy, on the Effective Date, the “Summary Information – Principal Investment Strategies” section of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus will be deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is comprised of fixed-rate, Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“China” or the “PRC”) by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers (“RMB Bonds”). Credit RMB Bonds or the issuer must have an “investment grade” rating by Standard & Poor’s or Moody’s Investor Service to be included in the Index. China currently has three policy banks, which are state-owned banks responsible for financing economic and trade development and state invested projects. As of February 29, 2024, the Index was comprised of 485 bonds of 54 issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Index. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Index.
RMB Bonds are traded on the inter-bank bond market or the exchange-traded bond market in the PRC. Currently, the inter-bank bond market is much larger with respect to trading volume and is generally considered more liquid than the exchange-traded bond market. The inter-bank bond market is a quote-driven over-the-counter (“OTC”) market for institutional investors, while the exchange-traded bond market is an electronic automatic matching system where securities are traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. These RMB Bonds are made available to domestic PRC investors and certain foreign investors, including via the Bond Connect program, through those that have been approved as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or a Qualified Foreign Institutional Investor (“QFII”) and those registered under the China interbank bond market program for foreign institutional investors. An RQFII or QFII license may be obtained by application to the China Securities Regulatory Commission (“CSRC”). After obtaining a RQFII or QFII license, the RQFII or QFII would also need to register their status with State Administration of Foreign Exchange (“SAFE”). Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license.
The Fund seeks to achieve its investment objective by primarily investing in RMB Bonds through Bond Connect.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of February 29, 2024, each of the financials and government sectors represented a significant portion of the Fund.

Additionally, the section entitled “Index Provider” in the Prospectus will be deleted and replaced with the following:

The Index is published by FTSE Russell, Ltd. (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

Additionally, the section entitled “ChinaBond China High Quality Bond Index” in the Prospectus will be deleted and replaced with the following:

FTSE Chinese Broad Bond 0-10 Years Diversified Select Index

The Index is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. The Index includes bonds with a maturity of less than ten years. There is no minimum maturity. Credit RMB Bonds or their issuers must have an investment grade rating by Standard & Poor's or Moody's Investors Service to be included in the Index.
Qualifying bonds must be traded on the Chinese inter-bank bond market.
The Index uses a modified market cap weighting methodology.
The Index is calculated and maintained by the Index Provider. The Index Provider also computes and publishes the price of all PRC bonds in the Index daily.
The Index is rebalanced monthly. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

Additionally, the section entitled “License Agreements and Disclaimers” in the Prospectus and SAI with respect to the Fund will be deleted in its entirety and replaced with the following:

The VanEck China Bond ETF has been developed solely by the Adviser. The VanEck China Bond ETF is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index vest in the relevant LSE Group company which owns the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index. “FTSE®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.

The FTSE Chinese Broad Bond 0-10 Years Diversified Select Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in, the FTSE Chinese Broad Bond 0-10 Years Diversified Select Index or (b) investment in or operation of the VanEck China Bond ETF. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the VanEck China Bond ETF.

Please retain this supplement for future reference.